POWER OF ATTORNEY

     The undersigned officers and Trustees of Blue and White Funds Trust (the "Trust") hereby appoint Shlomo Eplboim and Michael Poutre as attorneys-in-fact and agents, with the power, to execute, and to file any of the documents referred to below relating to the initial registration of the Trust as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the registration of the Trust's securities under the Securities Act of 1933, as amended (the "Securities Act") including the Trust's Registration Statement on Form N-8A, N-1A or Form N-14, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Each of the undersigned grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 22nd day of October, 2002.

Name                                     Title

/s/ Shlomo Eplboim
---------------------------------        Chairman, Trustee and Secretary
Shlomo Eplboim

/s/ Michael Poutre
---------------------------------        Executive Vice President and Treasurer
Michael Poutre

/s/ Rami Rahimi
---------------------------------        President and Trustee
Rami Rahimi

/s/ Paul Lieberman
---------------------------------        Trustee
Paul Lieberman

/s/ Joseph Gottlieb
---------------------------------        Trustee
Joseph Gottlieb


---------------------------------        Trustee
Tony Strickland

/s/ Nathan Wolloch
---------------------------------        Trustee
Nathan Wolloch

/s/ Yossi Shelly
---------------------------------        Trustee
Yossi Shelly

/s/ Roy R. Tashi
---------------------------------        Trustee
Roy R. Tashi